EXHIBIT 10.4


                  PLEDGE AND ASSIGNMENT OF MEMBERSHIP INTERESTS
                                (SOLON HOTEL LLC)


         This PLEDGE AND ASSIGNMENT OF MEMBERSHIP INTERESTS (this "PLEDGE"), dated as of July 7, 1997, is executed by and between ESSEX HOSPITALITY ASSOCIATES IV L.P., a New York limited partnership (sometimes hereinafter referred to as "ESSEX HOSPITALITY"), and ESSEX HOTELS LLC, a New York limited liability company (sometimes hereinafter referred to as "ESSEX HOTELS"), both entities having an address at c/o Essex Partners, Inc., 100 Corporate Woods, Rochester, New York, 14623 (Essex Hospitality and Essex Hotels shall hereinafter be collectively referred to as "PLEDGOR") and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, having an address at 8614 Westwood Center Drive, Suite 630, Vienna, Virginia 22182-2233 ("PLEDGEE").


                                   WITNESSETH:

         WHEREAS, Pledgee is this day making a loan to Solon Hotel LLC, a New York limited liability company ("BORROWER") in the original principal amount of Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000.00) (the "LOAN"); and

         WHEREAS, the Loan is evidenced by a certain Mortgage Note dated as of the date hereof made by Borrower in favor of Pledgee (the "NOTE"), and is secured by, among other things, a certain Open-End Mortgage, Assignment of Leases and Profits, Security Agreement and Fixture Filing dated as of the date hereof (the "MORTGAGE"; the Note, the Mortgage, this Pledge and all other documents executed or delivered in connection with the Loan, collectively, the "LOAN DOCUMENTS"); and

         WHEREAS, Essex Hospitality and Essex Hotels, collectively, own one hundred percent (100%) of the equity interests in Borrower and expect to derive a substantial economic benefit from the Loan; and

         WHEREAS, as a material condition to making the Loan, Pledgee has required Pledgor, and Pledgor has agreed, to secure unto Pledgee the full and punctual payment and performance of all obligations which may become owing in accordance with the Note.

         NOW, THEREFORE, for and in consideration of the foregoing, One Dollar ($1.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. PLEDGE AND ASSIGNMENT. Pledgor hereby pledges, grants and assigns to Pledgee a security interest in the following (collectively, the "PLEDGED COLLATERAL"):

             (a) all of the right, title and interest of Pledgor as a member in Borrower,




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including but not limited to:

                  (i) Pledgor's right to his share of the profits and losses of Borrower and the right as a member to receive distributions of Borrower's assets, whether now existing or hereafter arising, whether arising under the terms of the operating agreement of Borrower (as such operating agreement heretofore has been or hereinafter may be amended, restated, supplemented or otherwise modified from time to time, the "OPERATING AGREEMENT") or otherwise, or at law or in equity, and any and all proceeds therefrom;

                  (ii) all options and warrants for the purchase of membership interests of Borrower now or hereafter held in the name of Pledgor;

                  (iii) all dividends, distributions, cash, income, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Collateral;

                  (iv) all voting rights of Pledgor with respect to Borrower now or hereafter acquired; and

                  (vi) any other interest, right or privilege that Pledgor presently has, is entitled to, may be entitled to, or shall acquire pursuant to the Operating Agreement, or conferred by statute, law, rule, regulation, or decision (all of the items set forth in THIS SECTION 1(A) are hereinafter collectively referred to as the "ASSIGNED INTERESTS").

             (b) all additional membership interests of Borrower from time to time acquired by Pledgor in any manner (any such additional membership interests shall constitute part of the Assigned Interests), including, without limitation, those covered in SECTION 5 below.

             (c) the property and interests in property described in SECTION 3 below.

             (d)  all proceeds of the foregoing.

Notwithstanding the foregoing, so long as no Event of Default (defined below) has occurred and continues beyond any applicable cure period, Pledgee shall not be entitled to exercise its rights to the Pledged Collateral.


         2. SECURITY FOR OBLIGATIONS. The Pledged Collateral secures the prompt payment, performance and observance of Borrower's obligations under the Loan Documents and Pledgor's obligations under this Pledge, in each case as hereafter amended, supplemented or otherwise modified.

         3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral, if any, shall be delivered to and held by Pledgee pursuant hereto and either shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance



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satisfactory to Pledgee. Any such executed instruments of transfer or assignment in blank shall be updated, revised or replaced from time to time if circumstances change so that they shall be in usable, current, form.


         4. REGISTRATION AND ACKNOWLEDGMENTS. Pledgor hereby agrees to register in the books and records of Borrower the pledges of the Assigned Interests to Pledgee. Pledgor, as a partner of Borrower, does hereby acknowledge and agree that Pledgee or its designee shall be treated as an "assignee" for all purposes under the Operating Agreement of Borrower.


         5.  PLEDGED COLLATERAL ADJUSTMENTS. If, during the term of this Pledge:

             (a) any reclassification, readjustment or other change is declared or made in the membership or other organizational structure of Borrower, or any option included within the Pledged Collateral is exercised, or both, or

             (b) any subscription warrants or any other rights or options shall be issued in connection with the Pledged Collateral,

then all new, substituted and additional membership interests, warrants, rights, options or other securities issued by reason of any of the foregoing shall be immediately delivered to and held by Pledgee under the terms of this Pledge and shall constitute Pledged Collateral hereunder.


         6.  SUBSEQUENT CHANGES AFFECTING PLEDGED COLLATERAL.

             (a) Pledgor shall not amend, supplement, terminate or otherwise modify the Operating Agreement, as amended to the date hereof, of Borrower or permit the same to be amended, supplemented, terminated or otherwise modified, and

             (b) Pledgor shall not amend, supplement, terminate or otherwise modify the agreement of limited partnership, certificate of limited partnership, articles of incorporation, certificate of incorporation, bylaws, declaration of trust, articles of organization, operating agreement or other organizational documents of Pledgor, or permit the same to be amended, supplemented, terminated or otherwise modified, except to the extent that such amendment, supplement, termination or other modification does not adversely affect Pledgee's security interest in the Pledged Collateral.


         7. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants, as of the date hereof, to Pledgee as follows:

             (a) Essex Hospitality is a member of Borrower and holds a ninety-nine percent (99%) interest as such member in Borrower. Essex Hospitality is the sole legal and beneficial owner of such membership interests, free and clear of any lien, security interest, claim, tax assessment, encumbrance or other restriction except for the security interest created by this Pledge.

             (b)  Essex Hotels is a member of Borrower and holds a one percent
(1%)



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interest as such member in Borrower. Essex Hotels is the sole legal and beneficial owner of such membership interests, free and clear of any lien, security interest, claim, tax assessment, encumbrance or other restriction except for the security interest created by this Pledge.

             (c) Each Pledgor has full power and authority to enter into this Pledge.

             (d) There are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Collateral.

             (e) Each Pledgor has the right to vote, pledge, assign and grant a security interest in or otherwise transfer the Pledged Collateral free of any liens, security interests, claims, tax assessments, encumbrances or other restrictions, without the necessity of obtaining any consents or authorizations from any third parties.

             (f) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required either (i) for the pledge and assignment of the Pledged Collateral pursuant to this Pledge or for the execution, delivery or performance of this Pledge by Pledgor, or (ii) for the exercise by Pledgee of the voting or other rights provided for in this Pledge or the remedies in respect of the Pledged Collateral pursuant to this Pledge (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

             (g) The pledge and assignment of the Pledged Collateral pursuant to this Pledge creates a valid and perfected first priority security interest in the Pledged Collateral in favor of Pledgee securing the payment and performance of the obligations under the Note.

             (h) This Pledge has been duly executed and delivered by and on behalf of Pledgor and constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and except as to limitations under general equitable principles on the availability of specific relief.

             (i) Pledgor has delivered to Pledgee a true, accurate and complete copy of the Operating Agreement.


         8. VOTING RIGHTS. During the term of this Pledge, and except as otherwise provided in this Section, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral on all corporate, limited liability company, membership or other entity questions in a manner not inconsistent with the terms of this Pledge. After the occurrence of a default (after the expiration of any applicable notice and cure period) under the Note (an "EVENT OF DEFAULT"), Pledgee may, at Pledgee's option and without further notice, exercise all voting and other consensual rights pertaining to the Pledged Collateral, including the right to take action by consent of partners.


         9. DIVIDENDS AND OTHER DISTRIBUTIONS. Upon the occurrence of an Event of



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Default and its continuation beyond any applicable cure period, any and all dividends, interest and distributions paid in respect of the Pledged Collateral, including, but not limited to, any and all:

             (a) dividends, interest and distributions paid or payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral;

             (b) dividends and other distributions paid or payable in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and

             (c) cash paid, payable or otherwise distributed with respect to principal of, or in redemption of, or in exchange for, any of the Pledged Collateral;

shall be delivered to Pledgee and shall, if received by Pledgor, be received in trust for Pledgee, be segregated from the other property or funds of Pledgor, and be delivered immediately to Pledgee in the same form as so received (with any necessary endorsement). Pledgor shall execute and deliver (or cause to be executed and delivered) to Pledgee all such proxies and other instruments as Pledgee may reasonably request for the purpose of enabling Pledgee to receive the dividends or interest payments which it is authorized to receive and retain pursuant to the preceding sentence. Pledgor will reimburse Pledgee for all expenses incurred by Pledgee, including, without limitation, reasonable attorneys' and accountants' fees and expenses, in connection with the foregoing.


         10. TRANSFERS AND OTHER LIENS. Pledgor agrees that he will not (a) sell, transfer or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (b) create or permit to exist any lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Pledge or (c) consent or approve the creation of any other membership interest in Borrower. Pledgor further covenants to maintain its existence and the existence of Borrower.


         11.  REMEDIES.

             (a) If an Event of Default occurs, Pledgee shall have, in addition to any other rights given under this Pledge, the Note or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in effect in the State of Ohio. In addition, after the occurrence of such an Event of Default, Pledgee shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of Pledgee or which Pledgee shall otherwise have the ability to transfer under applicable law, Pledgee may, in his sole discretion, without notice except as specified below, after the occurrence of an Event of Default, sell or cause the same to be sold at any exchange, broker's board or at public or private sale, in one or more sales or lots, at such price as Pledgee may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own



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the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. Pledgee may, in his own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. Pledgor will pay to Pledgee all expenses (including, without limitation, court costs and reasonable attorneys' and paralegals' fees and expenses) of, or incident to, the enforcement of any of the provisions hereof. To the extent permitted by applicable law, Pledgee agrees to distribute any proceeds of the sale of the Pledged Collateral in accordance with SECTION 11(D) hereof and Pledgor shall remain liable for any deficiency following the sale of the Pledged Collateral.

             (b) Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Pledgee will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by Pledgor at least ten (10) days before the time of the sale or disposition; provided, however, that Pledgee may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law.

             (c) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, Pledgor agrees that after the occurrence of an Event of Default Pledgee may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Pledgee may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by Pledgee, in his reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If Pledgee solicits such offers from not less than three (3) such investors, then the acceptance by Pledgee of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of the Pledged Collateral; provided, however, that this Section does not impose a requirement that Pledgee solicit offers from three or more investors in order for the sale to be commercially reasonable.

             (d) Upon the occurrence of an Event of Default and the sale of any or all of the Pledged Collateral, the proceeds from such sale shall be applied by Pledgee as follows:

                  FIRST: to payment of the costs and expenses of such sale, including the expenses of Pledgee and the fees and expenses of counsel employed in connection therewith;

                  SECOND: to the payment of the remainder of Pledgor's obligations under the and the Loan Documents;



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                  THIRD:  to the payment of any other amounts required by
applicable law;

                  FOURTH: the balance, if any, of such proceeds shall be paid to Pledgor, its successors and assigns, or as a court of competent jurisdiction may direct.

         12. SECURITY INTEREST ABSOLUTE. All rights of Pledgee and security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

             (a) any lack of validity or enforceability of the Loan Documents or any other agreement or instrument relating thereto;

             (b) any change in the time, manner or place of payment of the cash flow and other economic benefits encumbered by this Pledge;

             (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any part of the obligations set forth in the Loan Documents or any other agreement or instrument relating thereto; or

             (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the obligations under the Loan Documents or of this Pledge or any other agreement or instrument relating thereto.


         13. CONTINUING SECURITY INTEREST. This Pledge shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all amounts payable under this Pledge, (b) be binding upon Pledgor, his successors and assigns, and (c) inure, together with the rights and remedies of Pledgee hereunder, to the benefit of, and be enforceable by, Pledgee and his successors, transferees and assigns. Upon the payment in full of all amounts payable under this Pledge, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination, Pledgee will, at Pledgor's expense, return to Pledgor such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.


         14. REINSTATEMENT; LIENS. This Pledge and the obligations and security interests hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the obligations under this Pledge, the Loan Documents and/or under any agreement or instrument related hereto (collectively, the "OBLIGATIONS") by Pledgor or any other obligor, or any part thereof (including the receipt of any collateral or proceeds thereof), is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so



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rescinded, reduced, restored or returned. Pledgor shall not contest or support any other person or entity in contesting, in any actions or proceedings, the priority or validity of any security interest or other claim in any collateral or other interest granted under any agreement or document by Pledgor or any other obligor to Pledgee.


         15. PLEDGEE APPOINTED ATTORNEY-IN-FACT. Pledgor hereby appoints Pledgee his attorney-in-fact, with full authority in the name of Pledgor or otherwise, from time to time in Pledgee's sole discretion, to take any action and to execute any instrument which Pledgee may deem necessary or advisable to accomplish the purposes of this Pledge, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to arrange for the transfer of all or any part of the Pledged Collateral on the books of Borrower to the name of Pledgee or Pledgee's nominee; provided, however, that so long as no Event of Default has occurred and continues beyond any applicable cure period, Pledgee shall not be entitled to exercise the foregoing power.


         16. PLEDGEE'S DUTY OF CARE. Pledgee shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with Pledgee's (a) gross negligence or willful misconduct, or (b) failure to use reasonable care with respect to the safe custody of the Pledged Collateral in Pledgee's possession. Without limiting the generality of the foregoing, Pledgee shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at his option. All expenses incurred in connection therewith shall be for the sole account of Pledgee, and shall constitute part of the obligations secured hereby.


         17. NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be given in the manner set forth in the Mortgage.


         18.  INDEMNITY AND EXPENSES.

             (a) Pledgor agrees to indemnify Pledgee from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Pledge (including, without limitation, enforcement of this Pledge), except claims, losses or liabilities resulting from Pledgee's gross negligence or willful misconduct.

             (b) Pledgor will upon demand pay to Pledgee the amount of any and all expenses, including the reasonable fees and expenses of his counsel and of any experts and agents, which Pledgee may incur in connection with (i) the administration of this Pledge, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Pledgee hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.


         19. TERM. This Pledge shall remain in full force and effect until all obligations under the Loan Documents have been fully and indefeasibly performed. Upon the termination of this



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Pledge as provided above (other than as a result of the sale of the Pledged
Collateral), Pledgee will promptly, and without condition or delay, release the security interest created hereunder, and, upon the request of Pledgor, will promptly, and without condition or delay, execute and deliver in recordable form all necessary UCC-3 termination statements to accomplish such release.


         20. JOINT AND SEVERAL OBLIGATIONS. The obligations of Pledgor hereunder and of other pledgors under certain other pledge agreements similar hereto and of even or approximate date herewith (as they may be amended from time to time) are joint and several. If any other pledgor is added to this Pledge at any time, the obligations of Pledgor and such other pledgor under this Pledge shall be joint and several.


         21. FURTHER ASSURANCES. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Pledgee may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Pledgee to exercise and enforce his rights and remedies hereunder with respect to any Pledged Collateral.


         22. SUCCESSORS AND ASSIGNS. This Pledge shall be binding upon and inure to the benefit of Pledgor, Pledgee and their respective heirs, personal administrators, successors and assigns. Pledgor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Pledgor or any representative, executor or administrator of Pledgor's estates. Pledgee may designate other beneficiaries of his rights and remedies hereunder from time to time without assigning his position as Pledgee, and, if and when so notified to do so by Pledgee, Pledgor shall make payments hereunder directly to such designees.


         23. AMENDMENTS, WAIVERS AND CONSENTS. No amendment or waiver of any provision of this Pledge nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Pledgee, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.


         24. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The covenants, agreements, representations and warranties of the parties hereto made in this Pledge shall survive the closing of the transactions contemplated hereby for a period of one (1) year from the date hereof.


         25. SECTION HEADINGS. The section headings herein are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Pledge. Unless otherwise specified, references in this Pledge to Sections are references to Sections of this Pledge.


         26. DEFINITIONS. The singular shall include the plural and vice versa as the context may require. All genders shall include all other genders (including the neuter gender for any entity).



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         27.  ENTIRE AGREEMENT. This Pledge, the Loan Documents and all other documents or instruments related thereto set forth the entire understanding of the parties hereto and supersede all prior agreements between them with respect to the subject matter hereof and all prior negotiations between the parties are merged in this Pledge and such other documents and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between them other than as herein set forth.

         28. SEVERABILITY. If this Pledge or any one or more of the provisions contained in this Pledge should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all remaining provisions shall not in any way be affected or impaired.


         29. GOVERNING LAW. This Pledge shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles.


         30. WAIVER OF TRIAL BY JURY. PLEDGOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH IT AND PLEDGEE MAY BE PARTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS PLEDGE, (B) THE NOTE OR THE LOAN DOCUMENTS OR (C) ANY DOCUMENT RELATED TO ANY OF THE FOREGOING. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS PLEDGE.


         31. SUBMISSION TO JURISDICTION. PLEDGOR AND PLEDGEE EACH HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY OHIO STATE OR FEDERAL COURT SITTING IN CUYAHOGA COUNTY OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE AND HEREBY AGREE NOT TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF THE FOREGOING COURTS. EITHER PLEDGOR OR PLEDGEE MAY, AT ITS SOLE DISCRETION, ELECT THE STATE OF OHIO, CUYAHOGA COUNTY, OR THE UNITED STATES OF AMERICA FEDERAL DISTRICT COURT HAVING CUYAHOGA COUNTY AS THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING. PLEDGOR AND PLEDGEE EACH HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO SUCH VENUE AS BEING AN INCONVENIENT FORUM OR IMPROPER VENUE.

         32. REPRESENTATIONS OF PLEDGOR. PLEDGOR REPRESENTS AND WARRANTS THAT THE WAIVER OF TRIAL BY JURY CONTAINED HEREIN IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY PLEDGOR, AND PLEDGOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR AGREEMENTS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THE WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. PLEDGOR FURTHER REPRESENTS THAT HE HAS BEEN REPRESENTED IN THE SIGNING OF THIS PLEDGE AND IN THE MAKING OF THE WAIVER OF TRIAL BY JURY AND BY INDEPENDENT LEGAL COUNSEL, SELECTED OF HIS OWN FREE WILL, AND THAT HE HAS HAD THE OPPORTUNITY TO DISCUSS THE WAIVER OF TRIAL BY JURY WITH SUCH COUNSEL.




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         33.  EXECUTION IN COUNTERPARTS.  This Pledge may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.






















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         IN WITNESS WHEREOF, Pledgor and Pledgee have executed this Pledge as of the date first set forth above.


                                    PLEDGOR:

                                    ESSEX HOSPITALITY ASSOCIATES IV L.P.,
                                    a New York limited partnership

                                    By:  Essex Partners Inc., a New York
                                         corporation, its general partner


                                         By:/S/BARBARA J. PURVIS         (SEAL)
                                         Name:    Barbara J. Purvis
                                         Title:   Senior Vice President

                                    ESSEX HOTELS LLC, a New York limited
                                    liability company

                                    By:  Essex Hospitality Associates IV
                                         L.P., a New York limited
                                         partnership, its managing partner


                                         By:  Essex Partners Inc., a New
                                              York corporation, its general
                                              partner


                                         By: /S/BARBARA J. PURVIS        (SEAL)
                                             Name:   Barbara J. Purvis
                                             Title:  Senior Vice President


                                    PLEDGEE:

                                    GMAC COMMERCIAL MORTGAGE
                                    CORPORATION, a California corporation


                                    By:  /S/MORGAN G. EARNEST, II       (SEAL)
                                         Morgan G. Earnest, II
                                         Senior Vice President




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